UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 9, 2009 (April 3, 2009)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

(a) On April 3, 2009, the Board of Directors (the “Board”) of Transcept Pharmaceuticals, Inc. (the “Company”) voted to adopt two new forms of indemnification agreement to be entered into between the Company and current and future executive officers of the Company and members of the Board.

One form of indemnification agreement, filed herewith as Exhibit 10.1 (the “Non-Institutional Form”), is to be entered into with executive officers of the Company and members of the Board who are not affiliated with institutional investors in the Company. The second form of indemnification agreement, filed herewith as Exhibit 10.2 (the “Institutional Form”), is to be entered into with members of the Board who are affiliated with institutional investors in the Company. The principal difference between the two forms is that the Institutional Form provides for the Company to be the primary source of indemnification for investor-affiliated members of the Board where liability that is indemnifiable under the Institutional Form is simultaneously indemnifiable by other arrangements that such director may have with the institutional investor.

Under both forms of indemnification agreement, the Company agrees to indemnify and hold harmless all directors and executive officers of the Company against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that such person is or was a director or officer of the Company. Each such person will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from the Company, jointly and severally, upon receipt by the Company from such person of a request for such advancement, provided that such person provides an undertaking, to the extent then required by the Delaware General Corporation Law or California law, as applicable, to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

Item 9.01	Financial Statements and Exhibits

The following Exhibits are filed as part of this Current Report on Form 8-K.

(d) Exhibits

Exhibit Number	Description

10.1	Form of indemnification agreement between Company and executive officers of the Company and members of the Board not affiliated with institutional investors in the Company.

10.2	Form of indemnification agreement between Company and members of the Board affiliated with institutional investors in the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: April 9, 2009	By:	/s/ Marilyn E. Wortzman
Name: Marilyn E. Wortzman
Title: Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of indemnification agreement between Company and executive officers of the Company and members of the Board not affiliated with institutional investors in the Company.

10.2	Form of indemnification agreement between Company and members of the Board affiliated with institutional investors in the Company.